UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2023

PATHFINDER ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40074	98-1575384
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1950 University Avenue Suite 350 Palo Alto, CA 94303	94129
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 321-4910

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fifth of one redeemable warrant	PFDRU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	PFDR	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PFDRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Postponement of Shareholder Meeting

On January 25, 2023, Pathfinder Acquisition Corporation (“Pathfinder” or, the “Company”) issued a press release announcing that the extraordinary general meeting (the “Shareholder Meeting”) originally scheduled for Wednesday, February 1, 2023, at 10:00 a.m., Eastern Time, is being postponed to February 17, 2023, at 10:00 a.m., Eastern Time (the “Postponement”).

At the Shareholder Meeting, shareholders will be asked to vote on the following proposals: (1) to amend the Company’s second amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) to eliminate the requirement that Pathfinder retain at least $5,000,001 of net tangible assets following the redemption of the Company’s Class A ordinary shares, par value $0.0001 per share, issued as part of the units sold in the Company’s initial public offering (“Public Shares” or “Class A ordinary shares”), in connection with an initial business combination (such limitation, the “Redemption Limitation”) and to authorize the Company to redeem Public Shares in amounts that would cause Pathfinder’s net tangible assets to be less than $5,000,001 (the “Redemption Limit Elimination Proposal”); (2) to amend the Memorandum and Articles of Association to extend (the “Extension”) the date by which the Company has to consummate a business combination from February 19, 2023 to May 19, 2023 (the “Charter Extension Date”) and to allow Pathfinder, without another shareholder vote, by resolution of Pathfinder’s board of directors, to elect to further extend the Charter Extension Date by one month, for a total of four months, until June 19, 2023, unless the closing of a business combination has occurred prior thereto (the “Extension Amendment Proposal”); and (3) to adjourn the Shareholder Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares and Class B ordinary shares, par value $0.0001 per share (the “Class B ordinary shares”), in the capital of the Company represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the Shareholder Meeting to approve the Redemption Limit Elimination Proposal or the Extension Amendment Proposal.

As a result of this Postponement, the Shareholder Meeting will now be held at 10:00 a.m., Eastern Time, on February 17, 2023. The Shareholder Meeting will still be held at the offices of Kirkland & Ellis LLP at 609 Main Street, Suite 4700, Houston, Texas 77002 and virtually via live webcast at https://www.cstproxy.com/pathfinderacquisition/2023. Also, as a result of this change, the Company has extended the deadline for delivery of redemption requests from the Company’s shareholders from 5:00 p.m., Eastern Time, on January 30, 2023, to 5:00 p.m., Eastern Time, on February 15, 2023.

The Company plans to continue to solicit proxies from shareholders during the period prior to the Shareholder Meeting. Only holders of record of Class A ordinary shares and Class B ordinary shares as of the close of business on January 10, 2023, the record date for the Shareholder Meeting are entitled to vote at the Shareholder Meeting or any adjournment thereof.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Supplement to the Definitive Proxy Statement

The Company has determined to supplement the definitive proxy statement, filed with the Securities and Exchange Commission (“SEC”) on January 11, 2023, relating to the Shareholder Meeting (the “Definitive Proxy Statement”) as set forth below (the “Proxy Supplement”) to provide information about the Postponement.

There is no change to the location, the record date, or any of the proposals to be acted upon at the Special Meeting.

SUPPLEMENT TO PROXY STATEMENT

OF

PATHFINDER ACQUISITION CORPORATION

Dated January 25, 2023

The following disclosures in this Current Report on Form 8-K supplement, and should be read in conjunction with, the disclosures contained in the Company’s definitive proxy statement (the “Definitive Proxy Statement”), filed with the Securities and Exchange Commission (the “SEC”) on January 11, 2023, relating to the Company’s extraordinary general meeting (the “Shareholder Meeting”) originally scheduled for Wednesday, February 1, 2023, at 10:00 a.m., Eastern Time, which in turn should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All other information in the Definitive Proxy Statement remains unchanged.

Terms used herein, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

Extraordinary General Meeting Date

On January 25, 2023, the Company issued a press release announcing that it has determined to postpone (the “Postponement”) the date of the Shareholder Meeting from February 1, 2023 to February 17, 2023. As a result of this change, the Shareholder Meeting will now be held at 10:00 a.m. Eastern Time on February 17, 2023 at the offices of Kirkland & Ellis LLP, located at 609 Main Street, Suite 4700, Houston, TX 77002, and virtually via live webcast. It can be accessed by visiting https://www.cstproxy.com/pathfinderacquisition/2023.

Extension of Redemption Deadline

As a result of the Postponement, the previously disclosed deadline of January 30, 2023 (two business days before the Shareholder Meeting, as originally scheduled) for delivery of redemption requests from the Company’s shareholders to the Company’s transfer agent has been extended to February 15, 2023 (two business days before the postponed Shareholder Meeting).

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Redemption Limit Elimination Proposal or the Extension Amendment Proposal. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Participants in the Solicitation

Pathfinder its directors and certain of its respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Extension. Information about the directors and executive officers of Pathfinder is set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Additional information regarding the persons who may, under the rules of the Securities and Exchange Commission (“SEC”), be deemed participants in the proxy solicitation of the shareholders of Pathfinder and a description of their direct and indirect interests are contained in the Definitive Proxy Statement.

Additional Information and Where To Find It

On January 11, 2023, the Company filed the Definitive Proxy Statement with the SEC in connection with its solicitation of proxies for the Shareholder Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement (including any amendments or supplements thereto) and other documents filed with the

SEC through the web site maintained by the SEC at www.sec.gov or by directing a request to: Pathfinder at 1950 University Avenue, Suite 350, Palo Alto, CA 94303.

Cautionary Statement Regarding Forward Looking Statements

This communication includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the date of the Shareholder Meeting. These statements are based on current expectations on the date of this communication and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated January 25, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2023

PATHFINDER ACQUISITION CORPORATION

By:	/s/ David Chung
Name:	David Chung
Title:	Chief Executive Officer